[DORSEY & WHITNEY LLP]



July 23, 2009


Allianz Variable Insurance Products Trust
Allianz Variable Insurance Products Fund of Funds Trust
5701 Golden Hills Drive
Minneapolis, MN 55416


Ladies and Gentlemen:

         We have acted as counsel to the Allianz Variable Insurance Products Trust, a Delaware statutory trust (the "VIP Trust"), on behalf of its thirteen series, the AZL BlackRock Growth Fund, the AZL Columbia Technology Fund, the AZL First Trust Target Double Play Fund, the AZL JPMorgan Large Cap Equity Fund, the AZL NACM International Fund, the AZL Oppenheimer Global Fund, the AZL Oppenheimer International Growth Fund, the AZL PIMCO Fundamental IndexPLUS Total Return Fund, the AZL Schroder International Small Cap Fund, the AZL TargetPLUS Equity Fund, the AZL TargetPLUS Balanced Fund, the AZL TargetPLUS Moderate Fund and the AZL TargetPLUS Growth Fund (each, an "Acquired Fund", and collectively, the "Acquired Funds"), and on behalf of its six series, the AZL BlackRock Capital Appreciation Fund, the AZL S&P 500 Index Fund, the AZL JPMorgan U.S. Equity Fund, the AZL Van Kampen Global Franchise Fund, the AZL AIM International Equity Fund and the AZL International Index Fund (each, a "VIP Acquiring Fund", and collectively, the "VIP Acquiring Funds"), and to the Allianz Variable Insurance Products Fund of Funds Trust, a Delaware statutory trust (the "FOF Trust") (the VIP Trust and the FOF Trust may collectively be referred to as the "Trusts"), on behalf of its two series, the AZL Balanced Index Strategy Fund and the AZL Moderate Index Strategy Fund (each, a "FOF Acquiring Fund", and collectively, the "FOF Acquiring Funds") (the VIP Acquiring Funds and the FOF Acquiring Funds may collectively be referred to as the "Acquiring Funds"), in connection with the Registration Statement on Form N-14 (the "Registration Statement") relating to the sale by the VIP Trust of all of the assets of the Acquired Funds to the Acquiring Funds, in connection with (1) the Agreement and Plan of Reorganization dated as of June 10, 2009, by and among the VIP Trust on behalf of the AZL BlackRock Growth Fund and the VIP Trust on behalf of the AZL BlackRock Capital Appreciation Fund, (2) the Agreement and Plan of Reorganization dated as of June 10, 2009, by and among the VIP Trust on behalf of the AZL Columbia Technology Fund and the VIP Trust on behalf of the AZL BlackRock Capital Appreciation Fund, (3) the Agreement and Plan of Reorganization dated as of June 10, 2009, by and among the VIP Trust on behalf of the AZL First Trust Target Double Play Fund and the VIP Trust on behalf of the AZL S&P 500 Index Fund, (4) the Agreement and Plan of Reorganization dated as of June 10, 2009, by and among the VIP Trust on behalf of the AZL JPMorgan Large Cap Equity Fund and the VIP Trust on behalf of the AZL JPMorgan U.S. Equity Fund, (5) the Agreement and Plan of Reorganization dated as of June 10, 2009, by and among the VIP Trust on behalf of the AZL NACM International Fund and the VIP Trust on behalf of the AZL International Index Fund, (6) the Agreement and Plan of Reorganization dated as of June 10, 2009, by and among the VIP Trust on behalf of the AZL Oppenheimer Global Fund and the VIP Trust on behalf of the AZL Van Kampen Global Franchise Fund, (7) the Agreement and Plan of Reorganization dated as of June 10, 2009, by and among the VIP Trust on


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

Allianz Variable Insurance Products Trust
Allianz Variable Insurance Products Fund of Funds Trust
July 23, 2009
Page 2



behalf of the AZL Oppenheimer International Growth Fund and the VIP Trust on behalf of the AZL AIM International Equity Fund, (8) the Agreement and Plan of Reorganization dated as of June 10, 2009, by and among the VIP Trust on behalf of the AZL PIMCO Fundamental IndexPLUS Total Return Fund and the VIP Trust on behalf of the AZL S&P 500 Index Fund, (9) the Agreement and Plan of Reorganization dated as of June 10, 2009, by and among the VIP Trust on behalf of the AZL Schroder International Small Cap Fund and the VIP Trust on behalf of the AZL International Index Fund, (10) the Agreement and Plan of Reorganization dated as of June 10, 2009, by and among the VIP Trust on behalf of the AZL TargetPLUS Equity Fund and the VIP Trust on behalf of the AZL S&P 500 Index Fund, (11) the Agreement and Plan of Reorganization dated as of June 10, 2009, by and among the VIP Trust on behalf of the AZL TargetPLUS Balanced Fund and the FOF Trust on behalf of the AZL Balanced Index Strategy Fund, (12) the Agreement and Plan of Reorganization dated as of June 10, 2009, by and among the VIP Trust on behalf of the AZL TargetPLUS Moderate Fund and the FOF Trust on behalf of the AZL Moderate Index Strategy Fund and (13) the Agreement and Plan of Reorganization dated as of June 10, 2009, by and among the VIP Trust on behalf of the AZL TargetPLUS Growth Fund and the FOF Trust on behalf of the AZL Moderate Index Strategy Fund, (collectively, the "Agreements"). All capitalized terms used herein and not defined herein shall have the same meaning as set forth in the Proxy Statement/Prospectus dated August 7, 2009 or the Agreements, as the case may be. The names of each Acquired Fund and the corresponding Acquiring Fund that are parties to each Reorganization are set forth on Schedule A hereto.

         We have examined such documents and have reviewed such questions of law as we have considered necessary and appropriate for the purposes of our opinion set forth below. In rendering our opinion set forth below, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures and the conformity to authentic originals of all documents submitted to us as copies. We have also assumed the legal capacity for all purposes relevant hereto of all natural persons and, with respect to all parties to agreements or instruments relevant hereto other than the Trusts, that such parties had the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreements or instruments, that such agreements or instruments have been duly authorized by all requisite action (corporate or otherwise), executed and delivered by such parties and that such agreements or instruments are the valid, binding and enforceable obligations of such parties. As to questions of fact material to our opinion set forth below, we have relied upon the representations made in the Agreements and upon certificates and certifications of officers of the Trusts and of public officials. We have also assumed that the Shares will be issued and sold as described in the Registration Statement.

         Based on the foregoing, we are of the opinion that upon issuance, delivery and payment for the shares as described in the Registration Statement, the shares will be validly issued, fully paid and non-assessable.

Allianz Variable Insurance Products Trust
Allianz Variable Insurance Products Fund of Funds Trust
July 23, 2009
Page 3

         We consent to the use of this opinion as an exhibit to the Registration Statement.

                                                     Very truly yours,

                                                     /s/ Dorsey & Whitney LLP

                                                     Dorsey & Whitney LLP



MJR







                                   Schedule A

------------------------------------------------------------ ---------------------------------------------------------
                       Acquired Fund                                              Acquiring Fund
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                 AZL BlackRock Growth Fund                           AZL BlackRock Capital Appreciation Fund
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
               AZL Columbia Technology Fund                          AZL BlackRock Capital Appreciation Fund
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
          AZL First Trust Target Double Play Fund                             AZL S&P 500 Index Fund
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
            AZL JPMorgan Large Cap Equity Fund                            AZL JPMorgan U.S. Equity Fund
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                AZL NACM International Fund                                AZL International Index Fund
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                AZL Oppenheimer Global Fund                            AZL Van Kampen Global Franchise Fund
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
         AZL Oppenheimer International Growth Fund                      AZL AIM International Equity Fund
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
     AZL PIMCO Fundamental IndexPLUS Total Return Fund                        AZL S&P 500 Index Fund
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
         AZL Schroder International Small Cap Fund                         AZL International Index Fund
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                AZL TargetPLUS Equity Fund                                    AZL S&P 500 Index Fund
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
               AZL TargetPLUS Balanced Fund                              AZL Balanced Index Strategy Fund
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
               AZL TargetPLUS Moderate Fund                              AZL Moderate Index Strategy Fund
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
                AZL TargetPLUS Growth Fund                               AZL Moderate Index Strategy Fund
------------------------------------------------------------ ---------------------------------------------------------
